                                                                      EXHIBIT 99

[ALLETE LOGO]                            For Release:          October 18, 2001
                                         CONTACT:              Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                         INVESTOR              Tim Thorp
                                         CONTACT:              218-723-3953
                                                               tthorp@allete.com

NEWS


                      ALLETE REPORTS THIRD QUARTER EARNINGS
                      -------------------------------------
                              OF 47 CENTS PER SHARE
                              ---------------------

ALLETE, Inc. (NYSE: ALE) today reported third quarter 2001 earnings of 47 cents per share versus 50 cents last year. Net income was $37.8 million on quarterly revenue of $420.2 million, compared with net income of $35.0 million and $323.5 million of revenue for the same period a year ago.

"We are very pleased with our third quarter results, considering the current national situation," said David Gartzke, ALLETE president. "Energy Services and our real estate business posted strong earnings. However, the Sept. 11 terrorist attacks did have a negative impact on our financial performance this quarter, particularly at Automotive Services and our securities portfolio."

ENERGY SERVICES net income rose 51 percent over the same period a year ago, boosted by stronger trading margins than in 2000 with its cooler-than-normal summer. Expenses related to a scheduled outage at the Square Butte plant were recorded during the quarter. The outage has been extended into October, which is later than originally planned.

AUTOMOTIVE SERVICES quarterly net income rose 31 percent compared to last year, even though overall auction activity slowed significantly in the weeks following the Sept. 11 terrorist attacks. Dealer attendance, the number of vehicles brought to auction and the percentage of vehicles sold all dropped suddenly during the last half of September. Automotive Services estimates that the decreased activity reduced its net income by $3.5 million for the quarter. Despite this, same-store growth at ADESA locations rose 13 percent for the quarter, as measured by earnings before interest, taxes, depreciation, amortization and lease expense.

At Automotive Finance Corporation, the number of vehicles financed increased 13 percent and the accounts receivable portfolio climbed 8 percent to $425 million. Automotive Services remains on track to achieve 40 percent earnings growth for 2001.

                                    - MORE -


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ALLETE NEWS RELEASE                                                       PAGE 2
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WATER SERVICES net income for the quarter was flat compared to a year ago. A 6 percent decrease in water sales due to wet weather was offset by a gain on asset sales in Florida resulting from the condemnation of a small water system. The total number of water customers increased 4 percent compared to third quarter 2000.

Economic fallout from the Sept. 11 attacks also affected earnings from ALLETE's INVESTMENTS segment. Real estate sales were strong, but turbulence in the financial markets resulted in a short-term decline in ALLETE's securities portfolio, which has since recovered.

"As a result of the Sept. 11 attacks, the Square Butte outage extension and other factors, ALLETE is revising its earnings per share growth projection to between 6 and 8 percent for 2001 over 2000," Gartzke said.

ALLETE's corporate headquarters are in Duluth, Minn. ALLETE's holdings include the second largest wholesale automobile auction network in North America; the leading provider of independent auto dealer inventory financing; the largest investor-owned water utilities in Florida and North Carolina; significant real estate holdings in Florida; and a low-cost electric utility that serves some of the largest industrial customers in the United States. For more information about ALLETE, visit the company's web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ###


                 [GRAPHIC OMITTED - RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

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ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                         ALLETE, INC.
                                               CONSOLIDATED STATEMENT OF INCOME
                                      FOR THE PERIODS ENDED SEPTEMBER 30, 2001 AND 2000
                                              Millions Except Per Share Amounts

                                                                      QUARTER ENDED                      YEAR TO DATE
                                                                   2001           2000                 2001        2000
--------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                             $168.0          $146.1             $  475.3      $426.6
     Automotive Services                                          212.5           137.4                644.4       386.6
     Water Services                                                31.0            30.2                 91.9        89.9
     Investments                                                    8.7             9.8                 64.6        70.0
--------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                  420.2           323.5              1,276.2       973.1
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                      60.2            60.1                179.4       166.7
     Operations                                                   280.3           198.3                845.5       600.7
     Interest Expense                                              22.3            15.7                 65.7        47.2
--------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                 362.8           274.1              1,090.6       814.6
--------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME BEFORE ACE                                        57.4            49.4                185.6       158.5
INCOME FROM DISPOSITION OF INVESTMENT IN ACE                          -               -                    -        48.0
--------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                   57.4            49.4                185.6       206.5
DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                       1.5             1.5                  4.5         4.5
INCOME TAX EXPENSE                                                 18.1            12.9                 67.9        72.4
--------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                       $ 37.8          $ 35.0             $  113.2      $129.6
--------------------------------------------------------------------------------------------------------------------------

AVERAGE SHARES OF COMMON STOCK
     Basic                                                        79.0             70.0                 74.6        69.6
     Diluted                                                      79.8             70.4                 75.3        69.8

EARNINGS PER SHARE OF COMMON STOCK
     Basic                                                       $0.48            $0.50                $1.52       $1.85
     Diluted                                                     $0.47            $0.50                $1.50       $1.84

DIVIDENDS PER SHARE OF COMMON STOCK                            $0.2675          $0.2675              $0.8025     $0.8025
--------------------------------------------------------------------------------------------------------------------------



                          ALLETE, INC.
                   CONSOLIDATED BALANCE SHEET
                            Millions

                                                SEPT. 30,     DEC. 31,
                                                  2001          2000
-----------------------------------------------------------------------
ASSETS
Current Assets                                  $  998.7      $  731.0
Property, Plant and Equipment                    1,536.5       1,479.7
Investments                                        122.3         116.4
Goodwill                                           498.3         472.8
Other                                              121.6         114.1


-----------------------------------------------------------------------
TOTAL ASSETS                                    $3,277.4      $2,914.0
-----------------------------------------------------------------------

                                                SEPT. 30,     DEC. 31,
                                                  2001          2000
-----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                             $  717.5      $  707.0
Long-Term Debt                                   1,066.1         952.3
Other Liabilities                                  293.6         278.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                    75.0          75.0
Stockholders' Equity                             1,125.2         900.8

-----------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $3,277.4      $2,914.0
-----------------------------------------------------------------------



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ALLETE NEWS RELEASE                                                       PAGE 4
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

                                                               QUARTER ENDED                           YEAR TO DATE
                                                               SEPTEMBER 30,                           SEPTEMBER 30,
ALLETE, INC.                                              2001             2000                     2001           2000
-------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions

   Energy Services                                        $17.2            $11.4                   $ 38.6         $ 31.4
   Automotive Services                                     20.1             15.4                     57.9           42.0
   Water Services                                           3.8              3.8                     10.6           10.3
   Investments                                              2.0              5.0                     24.8           26.7
   Corporate Charges                                       (5.3)            (0.6)                   (18.7)         (11.2)
-------------------------------------------------------------------------------------------------------------------------
     Net Income Before ACE                                 37.8             35.0                    113.2           99.2
-------------------------------------------------------------------------------------------------------------------------
   ACE Transaction<F1>                                        -                -                        -           30.4
-------------------------------------------------------------------------------------------------------------------------
     Net Income                                           $37.8            $35.0                   $113.2         $129.6
-------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE
   Before ACE Transaction                                 $0.47            $0.50                    $1.50          $1.40
   ACE Transaction<F1>                                        -                -                        -           0.44
-------------------------------------------------------------------------------------------------------------------------
                                                          $0.47            $0.50                    $1.50          $1.84
-------------------------------------------------------------------------------------------------------------------------

STATISTICAL DATA

CORPORATE
     Common Stock
         High                                            $26.89           $24.25                   $26.89         $24.25
         Low                                             $21.50           $17.31                   $20.19         $14.75
         Close                                           $25.64           $22.13                   $25.64         $22.13

     Book Value                                          $13.52           $12.02                   $13.52         $12.02

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Retail
              Residential                                 213.0            202.2                    682.5          652.0
              Commercial                                  289.7            286.3                    832.7          808.1
              Industrial                                1,524.4          1,714.0                  4,679.0        5,152.3
              Other                                        19.0             19.2                     55.1           54.8
         Resale                                           683.7            644.6                  2,040.4        2,178.6
-------------------------------------------------------------------------------------------------------------------------
                                                        2,729.8          2,866.3                 8,289.7         8,845.8
AUTOMOTIVE SERVICES
         Vehicles Sold                                  463,000          337,000               1,456,000         940,000
         Vehicles Financed                              223,000          198,000                 676,000         595,000
         EBITDAL (Millions)<F2>                           $56.0            $43.1                  $174.2          $117.1

WATER SERVICES
     Millions of Gallons Billed

     Florida Water Services
         Water                                          4,279.9          4,704.3                 13,819.0       14,656.2
         Wastewater                                     1,200.4          1,148.8                  3,844.8        3,596.5

     Heater Utilities
         Water                                          1,023.1            950.0                  2,687.7        2,606.8


<F1> In May 2000 ALLETE, Inc. sold its investment in ACE Limited (ACE) common stock, which resulted in an after-tax gain of $30.4 million, or $0.44 per share. The ACE shares were received in December 1999 upon completion of ACE's merger with Capital Re Corporation.
<F2> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense